UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2017 (June 22, 2017)

Lifetime Brands, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-19254	11-2682486
(Commission File Number)	(IRS Employer Identification No.)

1000 Stewart Avenue, Garden City, New York 11530

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code) 516-683-6000

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 22, 2017, Lifetime Brands, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders voted on the following matters, which are described in detail in the 2017 Annual Meeting Proxy Statement: (i) to elect ten (10) directors to serve on the Company’s Board of Directors (the “Board”) until the 2018 Annual Meeting of Stockholders or until their successors are duly elected and qualified (“Proposal 1”); (ii) to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017 (“Proposal 2”); (iii) to approve the compensation of the Company’s named executive officers (“Proposal 3”); (iv) to approve the frequency with which stockholders are provided an advisory vote on executive compensation (“Proposal 4”); (v) to approve an amendment and restatement of the Company’s 2000 Incentive Bonus Compensation Plan (“Proposal 5”); and (vi) to approve an amendment and restatement of the Company’s amended and restated 2000 Long-Term Incentive Plan (“Proposal 6”). At the 2017 Annual Meeting, the holders of 13,545,311 votes of the Company’s common stock were represented in person or by proxy, constituting a quorum.

Set forth below are the final voting results with respect to each of the proposals acted upon at the 2017 Annual Meeting including the number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each such proposal:

Proposal 1: Election of Directors

The following ten nominees unanimously recommended by the Board, each of whom were named in the 2017 Proxy Statement, were elected to serve on the Board to hold office until the 2018 Annual Meeting of Stockholders or until their successors are duly elected and qualified, based on the following votes:

	FOR	WITHHELD	BROKER NON-VOTES
Jeffrey Siegel	10,547,042	1,817,872	1,180,397
Ronald Shiftan	10,428,637	1,936,277	1,180,397
Craig Phillips	10,426,840	1,938,074	1,180,397
Michael J. Jeary	10,546,193	1,818,721	1,180,397
John Koegel	10,535,477	1,829,437	1,180,397
Cherrie Nanninga	10,544,313	1,820,601	1,180,397
Dennis E. Reaves	10,546,651	1,818,263	1,180,397
Michael J. Regan	10,546,534	1,818,380	1,180,397
Sara Genster Robling	10,546,751	1,818,163	1,180,397
William U. Westerfield	10,544,413	1,820,501	1,180,397

Proposal 2: Ratification of Appointment of Independent Registered Public Accountants

The appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,147,747	395,575	1,989	—

Proposal 3: Approval of the compensation of the Company’s named executive officers

The compensation of the Company’s named executive officers was approved on an advisory (non-binding) basis, based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
10,292,009	224,832	1,848,073	1,180,397

Proposal 4: Approval of the frequency with which stockholders are provided an advisory vote on executive compensation

A one year interval as the frequency with which stockholders are to be provided an advisory vote on executive compensation was approved on an advisory (non-binding) basis, based on the following votes:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
6,358,154	1,560	5,656,602	348,598	1,180,397

The Company is required to provide stockholders with the opportunity to cast a non-binding advisory vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers at least once every six calendar years. On June 22, 2017, following the Annual Meeting, the Board of Directors determined that the Company will hold an annual advisory vote on the compensation of the Company’s named executive officers until the next required advisory vote on the frequency of such vote, which will occur no later than the Company’s Annual Meeting of Stockholders in 2023.

Proposal 5: Approval of an amendment and restatement of the Company’s 2000 Incentive Bonus Compensation Plan

An amendment and restatement of the Company’s 2000 Incentive Bonus Compensation Plan was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
10,557,798	133,329	1,673,787	1,180,397

A copy of the Amended and Restated 2000 Incentive Bonus Compensation Plan, is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Proposal 6: Approval of an amendment and restatement of the Company’s Amended and Restated 2000 Long-Term Incentive Compensation Plan

An amendment and restatement of the Company’s Amended and Restated 2000 Long-term Incentive Compensation Plan was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
10,022,818	668,474	1,673,622	1,180,397

A copy of the Amended and Restated 2000 Long-Term Incentive Compensation Plan, is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 23, 2017, the Company issued a press release announcing the results of the votes cast at the 2017 Annual Meeting and the declaration of a quarterly cash dividend of $0.0425 per share payable on August 15, 2017 to stockholders of record as of the close of business on August 1, 2017 (the “Press Release”). The Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1. The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amended and Restated 2000 Incentive Bonus Compensation Plan

10.2	Amended and Restated 2000 Long-Term Incentive Plan

99.1	Press release issued by Lifetime Brands, Inc. on June 23, 2017 announcing the results of the 2017 Annual Meeting and the declaration of a quarterly cash dividend

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lifetime Brands, Inc.

By:	/s/ Laurence Winoker
Laurence Winoker
Senior Vice President – Finance, Treasurer
and Chief Financial Officer

Date: June 23, 2017

Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated 2000 Incentive Bonus Compensation Plan

10.2	Amended and Restated 2000 Long-Term Incentive Plan

99.1	Press release issued by Lifetime Brands, Inc. on June 23, 2017 announcing the results of the 2017 Annual Meeting and the declaration of a quarterly cash dividend